EXHIBIT 10.1

BRIDGEPOINT EDUCATION, INC.
2009 STOCK INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the Bridgepoint Education, Inc. 2009 Stock Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Award Agreement (the “Award Agreement”).

I.	NOTICE OF RESTRICTED STOCK UNIT GRANT
Participant Name:
Address:
You have been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:
Grant Number
Date of Grant
Number of Restricted Stock Units
Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Unit will vest in accordance with the following schedule:
One hundred percent (100%) of the Restricted Stock Units will vest on the first (1st) anniversary of the Date of Grant.
In the event Participant ceases to provide Service for any or no reason before the applicable vesting dates set forth above, then Participant's right to acquire any Shares hereunder with respect to any of the Restricted Stock Units that remain unvested as of the date Participant ceases to provide Service will immediately terminate.

By Participant's signature and the signature of the representative of Bridgepoint Education, Inc. (the “Company”) below, Participant and the Company agree that this Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	BRIDGEPOINT EDUCATION, INC.

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Signature	By

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Print Name	Title

Residence Address:
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